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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                     FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

    Date of Report  (Date of Earliest Event Reported):    July 23, 2009


                        N-VIRO INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-21802                   34-1741211
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


     3450 W. Central Avenue, Suite 328
     Toledo, Ohio                                             43606
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     On July 23, 2009, N-Viro International Corporation, or the Company, executed a Consulting Agreement, or the Agreement, effective July 14, 2009, with Investor Relations Services, Inc. of New Smyrna Beach, FL., or IRSI. The Company has appointed IRSI as its non-exclusive stock promotion and strategic communications counsel for a term of one year from the date of the Agreement. For its services, the Company issued IRSI 500,000 shares of the Company's unregistered common stock. The shares were issued in a private transaction pursuant to an exemption under Section 4(2) of the Securities Act of 1933.
Pursuant to the Agreement, the Company entered into a Designation and Appointment agreement with Summit Trading Limited of New Smyrna Beach, FL., to designate Summit Trading as the third party appointee to be paid the shares of stock under the Consulting Agreement with IRSI.

     On July 23, 2009, the Company executed a Finder's Fee and Non-Circumvention Agreement with Summit Trading to locate possible merger and acquisition candidates as well as sources of financing for the Company for a period of one year, effective July 20, 2009. For its services, the Company issued Summit Trading 250,000 shares of the Company's unregistered common stock. The shares were issued in a private transaction pursuant to an exemption under Section 4(2) of the Securities Act of 1933.


ITEM  3.02     UNREGISTERED  SHARES  OF  EQUITY  SECURITIES

     To the extent required by Item 3.02 of Form 8-K, the information contained in or incorporated by reference into Item 1.01 of this Current Report is hereby incorporated by reference into this Item 3.02.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        N-VIRO INTERNATIONAL CORPORATION

Dated:          August 7, 2009           By:      /s/  James K. McHugh
                -------------                     -----------------------
                                                  James K. McHugh
                                                  Chief Financial Officer